Exhibit 99.(a)(66)

MORGAN STANLEY INSTITUTIONAL FUND, INC.

ARTICLES SUPPLEMENTARY

MORGAN STANLEY INSTITUTIONAL FUND, INC., a Maryland corporation (the “Corporation”), does hereby certify to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST:  The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

SECOND:  The Board of Directors of the Corporation (the “Board of Directors”), at a meeting duly convened and held on April 23-24, 2014, adopted resolutions which:

(a)                                 authorized the elimination of one (1) portfolio of common stock of the Corporation, consisting of three (3) classes, designated as Total Emerging Markets Portfolio — Class I, Total Emerging Markets Portfolio — Class A and Total Emerging Markets Portfolio — Class L (the “Liquidated Portfolio”), none of which portfolio or classes have any shares outstanding; and

(b)                                 authorized the reduction to zero of the number of shares of common stock classified as shares of the Liquidated Portfolio.

THIRD:  The reduction to zero of the number of shares of the Liquidated Portfolio results in the decrease in the aggregate number of shares of common stock which the Corporation has authority to issue from sixty-three billion five hundred million (63,500,000,000) shares of common stock to sixty-one billion five hundred million (61,500,000,000) shares of common stock.

FOURTH:  As of immediately before the decrease in the number of authorized shares of the Liquidated Portfolio and the aggregate number of authorized shares of stock of all classes of the Corporation, as set forth above, the total number of shares of stock of all classes that the Corporation had authority to issue was sixty-three billion five hundred million (63,500,000,000) shares of common stock, having an aggregate par value of sixty-eight million five hundred thousand dollars ($68,500,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED

Active International Allocation Portfolio — Class I	500,000,000 shares
Active International Allocation Portfolio — Class A	1,000,000,000 shares
Active International Allocation Portfolio — Class L	500,000,000 shares
Advantage Portfolio — Class I	500,000,000 shares
Advantage Portfolio — Class A	1,000,000,000 shares
Advantage Portfolio — Class L	500,000,000 shares
Advantage Portfolio — Class IS	500,000,000 shares

Asian Equity Portfolio — Class I	500,000,000 shares
Asian Equity Portfolio — Class A	1,000,000,000 shares
Asian Equity Portfolio — Class L	500,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class I†	500,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class A†	1,000,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class L†	500,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class IS†	500,000,000 shares
Emerging Markets External Debt Portfolio — Class I	500,000,000 shares
Emerging Markets External Debt Portfolio — Class A	1,000,000,000 shares
Emerging Markets External Debt Portfolio — Class L	500,000,000 shares
Emerging Markets External Debt Portfolio — Class IS	500,000,000 shares
Emerging Markets Leaders Portfolio — Class I	500,000,000 shares
Emerging Markets Leaders Portfolio — Class A	1,000,000,000 shares
Emerging Markets Leaders Portfolio — Class L	500,000,000 shares
Emerging Markets Leaders Portfolio — Class IS	500,000,000 shares
Emerging Markets Portfolio — Class I	500,000,000 shares
Emerging Markets Portfolio — Class A	1,000,000,000 shares
Emerging Markets Portfolio — Class L	500,000,000 shares
Emerging Markets Portfolio — Class IS	500,000,000 shares
Frontier Emerging Markets Portfolio — Class I	500,000,000 shares
Frontier Emerging Markets Portfolio — Class A	1,000,000,000 shares
Frontier Emerging Markets Portfolio — Class L	500,000,000 shares
Frontier Emerging Markets Portfolio — Class IS	500,000,000 shares
Global Advantage Portfolio — Class I	500,000,000 shares
Global Advantage Portfolio — Class A	1,000,000,000 shares
Global Advantage Portfolio — Class L	500,000,000 shares
Global Discovery Portfolio — Class I	500,000,000 shares
Global Discovery Portfolio — Class A	1,000,000,000 shares
Global Discovery Portfolio — Class L	500,000,000 shares
Global Franchise Portfolio — Class I	500,000,000 shares
Global Franchise Portfolio — Class A	1,000,000,000 shares
Global Franchise Portfolio — Class L	500,000,000 shares
Global Insight Portfolio — Class I	500,000,000 shares
Global Insight Portfolio — Class A	500,000,000 shares
Global Insight Portfolio — Class L	500,000,000 shares
Global Opportunity Portfolio — Class I	500,000,000 shares
Global Opportunity Portfolio — Class A	1,000,000,000 shares
Global Opportunity Portfolio — Class L	500,000,000 shares
Global Opportunity Portfolio — Class IS	500,000,000 shares
Global Quality Portfolio — Class I	500,000,000 shares
Global Quality Portfolio — Class A	500,000,000 shares
Global Quality Portfolio — Class L	500,000,000 shares
Global Quality Portfolio — Class IS	500,000,000 shares
Global Real Estate Portfolio — Class I	500,000,000 shares
Global Real Estate Portfolio — Class A	1,000,000,000 shares
Global Real Estate Portfolio — Class L	500,000,000 shares
Global Real Estate Portfolio — Class IS	500,000,000 shares

Growth Portfolio — Class I	500,000,000 shares
Growth Portfolio — Class A	1,000,000,000 shares
Growth Portfolio — Class L	500,000,000 shares
Growth Portfolio — Class IS	500,000,000 shares
Insight Portfolio — Class I	500,000,000 shares
Insight Portfolio — Class A	500,000,000 shares
Insight Portfolio — Class L	500,000,000 shares
International Advantage Portfolio — Class I	500,000,000 shares
International Advantage Portfolio — Class A	1,000,000,000 shares
International Advantage Portfolio — Class L	500,000,000 shares
International Equity Portfolio — Class I	500,000,000 shares
International Equity Portfolio — Class A	1,000,000,000 shares
International Equity Portfolio — Class L	500,000,000 shares
International Equity Portfolio — Class IS	500,000,000 shares
International Opportunity Portfolio — Class I	500,000,000 shares
International Opportunity Portfolio — Class A	1,000,000,000 shares
International Opportunity Portfolio — Class L	500,000,000 shares
International Opportunity Portfolio — Class IS	500,000,000 shares
International Real Estate Portfolio — Class I	500,000,000 shares
International Real Estate Portfolio — Class A	500,000,000 shares
International Real Estate Portfolio — Class H	500,000,000 shares
International Real Estate Portfolio — Class L	500,000,000 shares
International Real Estate Portfolio — Class IS	500,000,000 shares
International Small Cap Portfolio — Class I	1,000,000,000 shares
International Small Cap Portfolio — Class A	1,000,000,000 shares
International Small Cap Portfolio — Class L	500,000,000 shares
Multi-Asset Portfolio — Class I	500,000,000 shares
Multi-Asset Portfolio — Class A	1,000,000,000 shares
Multi-Asset Portfolio — Class L	500,000,000 shares
Opportunity Portfolio — Class I	500,000,000 shares
Opportunity Portfolio — Class A	1,000,000,000 shares
Opportunity Portfolio — Class L	500,000,000 shares
Opportunity Portfolio — Class IS	500,000,000 shares
Select Global Infrastructure Portfolio — Class I	500,000,000 shares
Select Global Infrastructure Portfolio — Class A	1,000,000,000 shares
Select Global Infrastructure Portfolio — Class L	500,000,000 shares
Select Global Infrastructure Portfolio — Class IS	500,000,000 shares
Small Company Growth Portfolio — Class I	500,000,000 shares
Small Company Growth Portfolio — Class A	1,000,000,000 shares
Small Company Growth Portfolio — Class L	500,000,000 shares
Small Company Growth Portfolio — Class IS	500,000,000 shares
Total Emerging Markets Portfolio — Class I	500,000,000 shares
Total Emerging Markets Portfolio — Class A	1,000,000,000 shares
Total Emerging Markets Portfolio — Class L	500,000,000 shares
U.S. Real Estate Portfolio — Class I	500,000,000 shares
U.S. Real Estate Portfolio — Class A	1,000,000,000 shares
U.S. Real Estate Portfolio — Class L	500,000,000 shares
U.S. Real Estate Portfolio — Class IS	500,000,000 shares
Total	63,500,000,000 shares

†     The par value of all shares of common stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share, with the exception of the shares of common stock classified as Emerging Markets Domestic Debt Portfolio — Class I, Emerging Markets Domestic Debt Portfolio — Class A, Emerging Markets Domestic Debt Portfolio — Class L and Emerging Markets Domestic Debt Portfolio — Class IS, which have a par value of $0.003 per share.

FIFTH:  After giving effect to the decrease in the number of authorized shares of stock of the Liquidated Portfolios and the aggregate number of authorized shares of stock of all classes of the Corporation, as set forth above, the total number of shares of stock of all classes that the Corporation has authority to issue is sixty-one billion five hundred million (61,500,000,000) shares of common stock, having an aggregate par value of sixty-six million five hundred thousand dollars ($66,500,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED

Active International Allocation Portfolio — Class I	500,000,000 shares
Active International Allocation Portfolio — Class A	1,000,000,000 shares
Active International Allocation Portfolio — Class L	500,000,000 shares
Advantage Portfolio — Class I	500,000,000 shares
Advantage Portfolio — Class A	1,000,000,000 shares
Advantage Portfolio — Class L	500,000,000 shares
Advantage Portfolio — Class IS	500,000,000 shares
Asian Equity Portfolio — Class I	500,000,000 shares
Asian Equity Portfolio — Class A	1,000,000,000 shares
Asian Equity Portfolio — Class L	500,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class I†	500,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class A†	1,000,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class L†	500,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class IS†	500,000,000 shares
Emerging Markets External Debt Portfolio — Class I	500,000,000 shares
Emerging Markets External Debt Portfolio — Class A	1,000,000,000 shares
Emerging Markets External Debt Portfolio — Class L	500,000,000 shares
Emerging Markets External Debt Portfolio — Class IS	500,000,000 shares
Emerging Markets Leaders Portfolio — Class I	500,000,000 shares
Emerging Markets Leaders Portfolio — Class A	1,000,000,000 shares
Emerging Markets Leaders Portfolio — Class L	500,000,000 shares
Emerging Markets Leaders Portfolio — Class IS	500,000,000 shares
Emerging Markets Portfolio — Class I	500,000,000 shares

Emerging Markets Portfolio — Class A	1,000,000,000 shares
Emerging Markets Portfolio — Class L	500,000,000 shares
Emerging Markets Portfolio — Class IS	500,000,000 shares
Frontier Emerging Markets Portfolio — Class I	500,000,000 shares
Frontier Emerging Markets Portfolio — Class A	1,000,000,000 shares
Frontier Emerging Markets Portfolio — Class L	500,000,000 shares
Frontier Emerging Markets Portfolio — Class IS	500,000,000 shares
Global Advantage Portfolio — Class I	500,000,000 shares
Global Advantage Portfolio — Class A	1,000,000,000 shares
Global Advantage Portfolio — Class L	500,000,000 shares
Global Discovery Portfolio — Class I	500,000,000 shares
Global Discovery Portfolio — Class A	1,000,000,000 shares
Global Discovery Portfolio — Class L	500,000,000 shares
Global Franchise Portfolio — Class I	500,000,000 shares
Global Franchise Portfolio — Class A	1,000,000,000 shares
Global Franchise Portfolio — Class L	500,000,000 shares
Global Insight Portfolio — Class I	500,000,000 shares
Global Insight Portfolio — Class A	500,000,000 shares
Global Insight Portfolio — Class L	500,000,000 shares
Global Opportunity Portfolio — Class I	500,000,000 shares
Global Opportunity Portfolio — Class A	1,000,000,000 shares
Global Opportunity Portfolio — Class L	500,000,000 shares
Global Opportunity Portfolio — Class IS	500,000,000 shares
Global Quality Portfolio — Class I	500,000,000 shares
Global Quality Portfolio — Class A	500,000,000 shares
Global Quality Portfolio — Class L	500,000,000 shares
Global Quality Portfolio — Class IS	500,000,000 shares
Global Real Estate Portfolio — Class I	500,000,000 shares
Global Real Estate Portfolio — Class A	1,000,000,000 shares
Global Real Estate Portfolio — Class L	500,000,000 shares
Global Real Estate Portfolio — Class IS	500,000,000 shares
Growth Portfolio — Class I	500,000,000 shares
Growth Portfolio — Class A	1,000,000,000 shares
Growth Portfolio — Class L	500,000,000 shares
Growth Portfolio — Class IS	500,000,000 shares
Insight Portfolio — Class I	500,000,000 shares
Insight Portfolio — Class A	500,000,000 shares
Insight Portfolio — Class L	500,000,000 shares
International Advantage Portfolio — Class I	500,000,000 shares
International Advantage Portfolio — Class A	1,000,000,000 shares
International Advantage Portfolio — Class L	500,000,000 shares
International Equity Portfolio — Class I	500,000,000 shares
International Equity Portfolio — Class A	1,000,000,000 shares
International Equity Portfolio — Class L	500,000,000 shares
International Equity Portfolio — Class IS	500,000,000 shares
International Opportunity Portfolio — Class I	500,000,000 shares
International Opportunity Portfolio — Class A	1,000,000,000 shares

International Opportunity Portfolio — Class L	500,000,000 shares
International Opportunity Portfolio — Class IS	500,000,000 shares
International Real Estate Portfolio — Class I	500,000,000 shares
International Real Estate Portfolio — Class A	500,000,000 shares
International Real Estate Portfolio — Class H	500,000,000 shares
International Real Estate Portfolio — Class L	500,000,000 shares
International Real Estate Portfolio — Class IS	500,000,000 shares
International Small Cap Portfolio — Class I	1,000,000,000 shares
International Small Cap Portfolio — Class A	1,000,000,000 shares
International Small Cap Portfolio — Class L	500,000,000 shares
Multi-Asset Portfolio — Class I	500,000,000 shares
Multi-Asset Portfolio — Class A	1,000,000,000 shares
Multi-Asset Portfolio — Class L	500,000,000 shares
Opportunity Portfolio — Class I	500,000,000 shares
Opportunity Portfolio — Class A	1,000,000,000 shares
Opportunity Portfolio — Class L	500,000,000 shares
Opportunity Portfolio — Class IS	500,000,000 shares
Select Global Infrastructure Portfolio — Class I	500,000,000 shares
Select Global Infrastructure Portfolio — Class A	1,000,000,000 shares
Select Global Infrastructure Portfolio — Class L	500,000,000 shares
Select Global Infrastructure Portfolio — Class IS	500,000,000 shares
Small Company Growth Portfolio — Class I	500,000,000 shares
Small Company Growth Portfolio — Class A	1,000,000,000 shares
Small Company Growth Portfolio — Class L	500,000,000 shares
Small Company Growth Portfolio — Class IS	500,000,000 shares
U.S. Real Estate Portfolio — Class I	500,000,000 shares
U.S. Real Estate Portfolio — Class A	1,000,000,000 shares
U.S. Real Estate Portfolio — Class L	500,000,000 shares
U.S. Real Estate Portfolio — Class IS	500,000,000 shares
Total	61,500,000,000 shares

†     The par value of all shares of common stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share, with the exception of the shares of common stock classified as Emerging Markets Domestic Debt Portfolio — Class I, Emerging Markets Domestic Debt Portfolio — Class A, Emerging Markets Domestic Debt Portfolio — Class L and Emerging Markets Domestic Debt Portfolio — Class IS, which have a par value of $0.003 per share.

SIXTH:  The number of shares of stock of the Liquidated Portfolio, and the aggregate number of shares of stock of all classes that the Corporation has authority to issue, have been decreased by the Board of Directors in accordance with Section 2-105(c) of the Maryland General Corporation Law.

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IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested to on its behalf by its Secretary on this 26th day of March, 2015.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

	By:	/s/ John H. Gernon
John H. Gernon
President

ATTEST:

/s/ Mary E. Mullin
Mary E. Mullin
Secretary

THE UNDERSIGNED, President of MORGAN STANLEY INSTITUTIONAL FUND, INC., who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

/s/ John H. Gernon
John H. Gernon
President